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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  JULY 26, 1996


                            -------------------------

                              LA QUINTA INNS, INC.
             (Exact name of registrant as specified in its charter)

         TEXAS                        1-7790                  74-1724417
(State or other jurisdiction     (Commission File          (I.R.S. Employer
of incorporation or organization)     Number)            Identification Number)

                                  WESTON CENTRE
                               112 E. PECAN STREET
                                  P.O. BOX 2636
                          SAN ANTONIO, TEXAS 78299-2636
                    (Address of principal executive offices)
                                 (210) 302-6000
                         (Registrant's telephone number)


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ITEM 5.  OTHER EVENTS

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, La Quinta Inns, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those projected in forward looking statements of the Company made by, or on behalf of, the Company.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1 Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LA QUINTA INNS, INC.



                                        By:  /s/ WILLIAM C. HAMMETT, JR.
                                             ------------------------------
                                             William C. Hammett, Jr.
                                             Senior Vice President --
                                             Accounting & Administration
Date: July 26, 1996


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                                  EXHIBIT INDEX



EXHIBIT
  NO.     DESCRIPTION                                                       PAGE
- -------   -----------                                                       ----
99.1      Cautionary Statement For Purposes of the "Safe Harbor"
          Provisions of the Private Securities Litigation Reform Act
          of 1995. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5


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